                                                                 EXHIBIT 10.13.1

                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

                  This Amendment No. 1 to Loan and Security Agreement (this "Amendment") is entered into as of this 30th day of December, 1998 (the "First Amendment Effective Date"), by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and ROCKFORD CORPORATION, an Arizona corporation ("Borrower").

                              W I T N E S S E T H:

                  WHEREAS, BORROWER and Lender entered into a Loan and Security Agreement dated as of June 20, 1997 (the aforementioned Loan and Security Agreement collectively the "Loan Agreement"), that evidences a loan from Lender to Borrower; and

                  WHEREAS, Borrower has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment and Lender is willing so to amend the Loan Agreement, upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows-,

                  1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used herein which are defined in the Loan Agreement have the same meaning as set forth in the Loan Agreement.

                  2. Loan Agreement. The Loan Agreement is amended as follows:

                           2.1 Section 13. 10. This Section shall be amended to
                  read as follows;

                           Promptly notify Lender in writing of the making of
Capital Expenditures exceeding the amount of Five Hundred Thousand Dollars ($500,000) for any one (1) item or One Million Dollars ($ 1,000,000) in the aggregate.

                           2.2 Definitions.

                                    2.2.1 Section 18.1 is hereby amended by
adding the following definition:

                                    "Best Buy" means Best Buy Stores, Inc., a
Minnesota corporation.

                                    2.2.2 The definition of Capital Expenditures
                  found in Section 18.1 shall be amended by adding the following at the end of the current definition:

                 and including software capitalized under FASB.

                                    2.2.3 The definition of Eligible Receivables
                  found in Section 18.1 shall be amended and restated in its entirety to read as follows:

                                    "Eligible Receivables" means Receivables
                  which Lender, in its sole judgment, shall deem eligible based on such considerations as Lender may from time to time deem appropriate. Without limiting the foregoing, a Receivable shall not be deemed to be an Eligible Receivable if (i) the account debtor has failed to pay the Receivable within a period of one hundred and twenty (120) days after invoice date, to the extent of any amount remaining unpaid after such period; (ii) the account debtor has failed to pay more than twenty-five percent (25.0%) of all outstanding Receivables owed by it to Borrower within one hundred and twenty (120) days after invoice date; (iii) the account debtor is an Affiliate of Borrower; (iv) the goods relating thereto are placed on consignment, guaranteed sale, "bill and hold" or other terms pursuant to which payment by the account debtor may be conditional; (v) the account debtor is not located in the United States or Canada, unless the Receivable is supported by foreign credit 'insurance, a letter of credit or other form of guaranty or security, in each case in form and substance satisfactory to, and in the possession of, Lender;
                  (vi) the account debtor is the United States or any department, agency or instrumentality thereof (unless such Receivable is subject to Lender's first priority security interest and is otherwise properly assigned to Lender pursuant to the Assignment of Claims Act of 1940, 31 U.S.C. Section 3727 et sEq., as amended), or any State, city or municipality of the United States; (vii) Borrower is or may become liable to the account debtor for goods sold or services rendered by the account debtor to Borrower; (viii) the account debtor's total obligations to Borrower exceed fifteen percent (15.0%) of all Eligible Receivables, to the extent of such excess, however, for so long as Best Buy maintains a Dun & Bradstreet rating of at least 5A2, the total obligations of Best Buy can constitute up to twenty-five percent (25%) of all Eligible Receivables except during the months of February and March 1999 when such accounts can constitute up to thirty percent (30%) of all Eligible Receivables; (ix) the account debtor disputes liability or makes any claim with respect thereto (up to the amount of such liability or claim), or is subject to any insolvency or bankruptcy proceeding, or becomes insolvent, fails or goes out of a material portion of its business; (x) the amount thereof consists of late charges or finance charges; (xi) the face amount thereof exceeds $100,000, unless accompanied by evidence of shipment of the goods relating thereto satisfactory to Lender in its sole discretion; or
                  (xii) the Receivable is a "cash on delivery" (or "C.O.D.") account.

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
                  3. Schedule.

                  3.1 The Section of the Schedule to the Loan Agreement entitled "Loans" is shall be amended in the following respects:

                                    3.1.1 The definition of Receivables Loans is
                           amended and restated in its entirety to read as follows:

                                    RECEIVABLES LOANS: A revolving line of
                  credit consisting of loans against Borrower's Eligible Receivables ("Receivable Loans") in an aggregate outstanding principal amount not to exceed the lesser of:

                                    (a)     the total of.

                                            (i) the Total Facility

                                            (ii) the aggregate outstanding and
                                            unpaid principal balance of all
                                            Inventory Loans; minus

                                            (iii) the outstanding and unpaid
                                            principal balance of Term Loan A;
                                            minus

                                            (iv) the aggregate outstanding and
                                            unpaid balance of all Capex Loans;
                                            minus

                                            (v) the aggregate sum of the
                                            outstanding and unpaid principal
                                            balance of all Senior Notes on and
                                            after October 10, 1997;
                                    or

                                    (b)     the total of:

                                            (i) an amount equal to eighty-five
                                            percent (85%) of the net amount of
                                            the Eligible Receivables (after
                                            first deducting from such Eligible
                                            Receivables a dilution reserve to
                                            account for dilution 'in excess of
                                            five percent (5%) to be established
                                            at Lender's sole discretion and to
                                            be adjusted quarterly at Lender's
                                            sole discretion on a trailing
                                            twelve-month basis); minus

                                            (ii) the aggregate sum of the
                                            outstanding and unpaid principal
                                            balance of all Senior Notes on and
                                            after October 10, 1997.

                                    Lender may change the applicable advance rate set forth above from time to time in its sole discretion.

                                    3.1.2. The definition of Inventory Loans and
                  Seasonal Loans is amended and restated in its entirety to read as follows:

                  INVENTORY LOANS AND SEASONAL LOANS: A revolving line of credit consisting of loans against Borrower's Eligible Inventory in an aggregate outstanding principal amount not to exceed the lesser of

                  (a) the amount of Six Million and No/l 00 Dollars (S6,000,000.00); or

                  (b)      (i) the sum of:

                                    (A) fifty percent (50,0%) of the value of
                           Borrower's Eligible Raw Materials Inventory; plus

                                    (B) sixty-five percent (65,0%) of the value
                           of Borrower's Eligible U.S. Finished Goods Inventory (as such term has been amended by Paragraph 3.7 of this Amendment); plus

                                    (C) the lesser of (1) sixty-five percent
                           (65.0%) of the value of Borrower's Eligible Foreign Finished Goods Inventory, or (2) the amount of Two Million One Hundred Thousand and No/100 Dollars ($2,100,000,00); or

                           (ii) during the four consecutive calendar months of
                  November through February, the sum of:

                                    (A) an additional ten percent (10.0%), over
                           and above the provisions of paragraph (b)(i)(A) and paragraph (b)(i)(B) above, of the value of each of Borrower's Eligible Raw Materials Inventory and Borrower's Eligible U.S. Finished Goods Inventory, respectively; plus

                                    (B) the lesser of (i) an additional ten
                           percent (10.0%), over and above the provisions of paragraph (b)(1)(C)(1) above, of the value of Borrowers Eligible Foreign Finished Goods Inventory, or (fi) any positive amount obtained by subtracting the value of sixty-five percent (65.0%) of the value of Borrower's Eligible Foreign Finished Goods Inventory, from Two Million One Hundred Thousand and NO/100 Dollars ($2, 100,000.00).

                  The value of Borrower's Eligible Inventory shall in all instances be calculated at the lower of cost or market value and determined on a first-in, first-out basis. Lender may change the applicable advance rate set forth above from time to time in its sole discretion.

                  Loans advanced pursuant to paragraph (b)(i) above are herein called the "Inventory Loam." Loans advanced pursuant to paragraph (b)(ii) above are herein called the "Seasonal Loans." The Inventory Loans, Seasonal Loans and Receivables Loans are herein called the "Revolving Loans."

                  3.2 The Section of the Schedule entitled "Negative Covenants" shall be amended in the following respects,

                           3.2.1 The definition of Capital Expenditures shall be
                  amended and restated in its entirety to read as follows:

                           Borrower shall not make or incur any Capital
                           Expenditure (exclusive of (i) Capital Expenditures financed solely by one or more Capex Loans and (ii) the Equipment Lease Termination Advance) if, after giving effect thereto, the aggregate amount of all such Capital Expenditures by Borrower in any fiscal year would exceed the sum of (a) Three Million and No/100 Dollars ($3,000,000.00) plus (b) from and after the first (1st) anniversary of the date hereof but before the third anniversary of the date hereof, purchase money Indebtedness, Capital Lease expenditures and so-called "off-balance sheet" obligations with respect to Equipment financing (collectively, "Financed Capex") in the aggregate amount of Two Million and No/100 Dollars ($2,000,000.00). However, with respect to the 1998 and 1999 fiscal years of the Borrower only, the Lender consents to the Borrower entering into a manufacturing equipment capital lease transaction with Bank One (the "Bank One Lease") in an aggregate amount not to exceed $2,000,000.00. The "Equipment Lease Termination Advance" means the advance that was made at the June 20, 1997 Closing under the Loan Agreement in full and complete satisfaction of Borrower's Equipment leases with First Interstate Bank of Arizona, N.A. and its successors-in-interest in the approximate aggregate amount of $562,904 covering Equipment identified in UCC File Nos. 861145 & 890606, filed with the Arizona Secretary of State on January 3, 1996 and March 267 1996, respectively, and UCC File No. D079670, filed with the Michigan Secretary of State on April 1, 1996. Borrower shall give Lender not less than thirty (30) days written notice of any proposed Financed Capex expenditure.

                           3.2.2 The definition of Subsidiaries shall be amended
                  by adding the following at the end of the current definition:

                                    Notwithstanding the foregoing, Borrower
                                    shall have the right, subject to the Lendees prior written approval, to create a Subsidiary in Canada.

                           3.2.3 The definition of Indebtedness shall be amended
                  and replaced in its entirety with the following:

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
                                    Borrower shall not create, incur, assume or permit to exist any Indebtedness (including Indebtedness in connection with Capital Leases), other than (i) from and after the first (1st) anniversary of the date hereof but before the third anniversary of the date hereof, no more than the amount of Two Million and No/100 ($2,000,000) per fiscal year of Borrower solely in connection with permitted Financed Capex expenditures as more fully described 'in the paragraph labeled "Capital Expenditures" in this
                                    Section 14, (ii) the Obligations, (iii)
                                    trade payables and other contractual
                                    obligations to suppliers and customers
                                    incur-red in the ordinary course of business
                                    (iv) other Indebtedness existing on the date of this Agreement and reflected in the Prepared Financials (other than Indebtedness paid on the date of this Agreement from proceeds of the initial advances hereunder); and (v) for the 1998 fiscal year of Borrower only, the Bank One Lease.

                  3.3 The Section of the Schedule entitled "Term" is amended arid restated in its entirety and replaced with the following:

                           The initial term of this Agreement shall be commenced on June 20, 1997 and shall expire on June 19, 2001 (the "Initial Term") and shall be automatically renewed at the discretion of Lender for successive periods of one (1) year each (each, a "Renewal Term"), unless earlier terminated as provided in
                           Section 16 or 17 above or elsewhere in this Agreement.

                           Upon the expiration of the Initial Term (if not renewed) or any Renewal Term (if not renewed), or the earlier termination of this Agreement as provided in
                           Section 16 or 17 above or elsewhere in this Agreement, all Obligations shall be immediately due and payable.

                  3.4 The Section of the Schedule entitled "Termination Fee" is amended and restated in its entirety and replaced with the following:

                           The Termination Fee provided in Section 16.4 shall be, with respect to the Revolving Loans, an amount equal to the following percentage of the average daily outstanding balance of the Obligations for the 180-day period (or lesser period if applicable) preceding the date of termination, and with respect to the Term Loans, an amount equal to the following percentage of the principal amount of such Term Loans prepaid:

                                    (1)      three percent (3%), if such early
                                             termination occurs on or prior to
                                             June 19, 1999;

                                    (ii)     two percent (2%), if such early
                                             termination occurs after June 20,
                                             1998 but on or prior to June 19,
                                             1999;

                                    (iii)    one percent (1%), if such early
                                             termination occurs after June 20,
                                             1999, but on or prior to June 19,
                                             2000; and

                                    (1v)     one-half percent (.5%), if such
                                             early termination occurs after June
                                             20, 2000.

                             Notwithstanding the foregoing, in the event that such termination and prepayment is financed by Borrower's concluding a successful initial public offering, then the Termination Fee under paragraph
                             (a)(i) above shall be one percent (1%), and under paragraphs (a)(ii), (a)(iii) and (a)(iv) shall be zero percent (0%).

                           3.5 In addition to the locations set forth in the Schedule, the Borrower may maintain Inventory at c/o Korbon Trading Ltd., 6800 Kitimat Road, Units 19 and 20, Mississauga, Ontario, L5N 5M1 (the "Canadian Location"). All Inventory located in the Canadian Location and all Receivables associated with the sale of such Inventory are collectively called the "Canadian Collateral," The Canadian Collateral constitutes part of the Collateral to which the Borrower has, pursuant to the Loan Documents, granted to the Lender a lien and security interest subject only to the Permitted Encumbrances. The Borrower reaffirms the foregoing grant to the Lender:

                           3.6 The Section of the Schedule entitled "Borrower Information" shall be amended to include the Canadian Location as a Borrower Location.

                           3.7 The Section of the Schedule entitled "Additional Definitions" shall be amended so that the definition of "Eligible U.S. Finished Goods Inventory" shall now be read to include the Finished Goods Inventory located at the Canadian Location.

                  4. Amendment Fee. In consideration of Lender's agreement to enter into this Amendment and to the modification to the Loan Documents described herein, Borrower agrees to pay on or before the First Amendment Effective Date the amount of EIGHT THOUSAND FIVE HUNDRED DOLLARS ($8,500) (the "Amendment Fee").

                  5. Effect as an Amendment. Other than as specifically set forth in this Amendment, the remaining terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Each reference to in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended through and including this Amendment, and each reference in any other Loan Document to the Loan Agreement as amended through and including this Amendment.

                  6. No Waiver. This Amendment in no way acts as a waiver by Lender of any breach, default, Event of Default or condition which, with the giving of notice or passing of time or both, would constitute an Event of Default, of Borrower (whether known or unknown to

Lender) or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and performance of the Obligations or the enforcement thereof Nothing contained in this Amendment is intended to or shall be construed as relieving any person or entity, whether a party to this Amendment or not, of any of such person's or entity's obligations to Lender.

                  7. Conditions Precedent. This Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender prior to the First Amendment Effective Date:

                           (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

                                    (i) This Amendment;

                                    (ii) Consent of Guarantors in the form
                  attached hereto and incorporated herein by this reference;

                                    (iii) A corporate resolution and good
                  standing certificates of each of Borrower and Guarantor, approving the transactions contemplated hereby to which it is a party;

                                    (iv) Lender receiving from the lessor of the
                  Canadian location executed Landlord's Waiver and Consent in form and substance satisfactory to Lender;

                                    (v) Lender shall have received searches
                  reflecting the filing of its financing statements and fixture filings for the Canadian Collateral in such jurisdictions as it shall determine, and shall have received certificates of title with respect to the Canadian Collateral which shall have been duly executed in a manner sufficient to perfect all of the security interests granted to Lender;

                                    (vi) Lender shall have received an opinion
                  of Lender's special Canadian counsel covering all such matters as Lender shall determine in its sole discretion;

                                    (vii) Such other items as Lender may
                  reasonably require or reasonably deem necessary; and

                                    (viii) The Amendment Fee.

                           (b) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

                           (c) All the representations and warranties of each and every Loan Party shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

                           (d) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with The preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

                  8. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such 'indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

                  9. Validity of Documents. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has -no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                  10. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

                  11. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

                  12. Entire Agreement. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said par-ties relating to the subject matter thereof

                  13. Counterparts; Telefacsimile Execution. This Amendment (including the consents attached hereto) may be executed 'in any number of separate counterparts, all of which when taken together shall constitute one and the same *instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and biding effect of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]

                       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

                                       FINOVA CAPITAL CORPORATION, a Delaware
                                       corporation



                                       By:     /s/
                                          -------------------------------------
                                       Name:  M. S. Milam
                                       Title:  V.P.


                                       ROCKFORD CAPITAL CORPORATION, an Arizona
                                       Corporation



                                       By:     /s/
                                          -------------------------------------
                                       Name:    Vice President Finance & CFO
                                            -----------------------------------
                                       Title:     James M. Thomson
                                             ----------------------------------

                              CONSENT OF GUARANTOR

                  The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Amendment No. I to Loan and Security Agreement (the "First Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Continuing Guaranty Agreement executed by Guarantor in favor of Lender, (iii) evidencing Guarantor's agreement that the Liabilities as set forth and defined in the Continuing Guaranty Agreement shall, for all purposes, include the Loan 'Documents, as amended by the First Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the First Amendment, and (iv) ratifying and affirming all terms and provisions of the Continuing Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the First Amendment.

                  Guarantor agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender,

                  IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of This 30 day of December , 1998.

                                  ROCKFORD EUROPE ELEKTRONIK,
                                  VERTRIEBS, GmBH, a German Limited Liability
                                  Corporation


                                  By:    /s/
                                     ------------------------------------------
                                  Name:   James M. Thomson
                                        ---------------------------------------
                                  Title:    Vice President-Finance & CFO
                                        ---------------------------------------

                              CONSENT OF GUARANTOR

                  The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Amendment No. 1 to Loan and Security Agreement (the "First Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Continuing Guaranty Agreement executed by Guarantor in favor of Lender, (iii) evidencing Guarantor's agreement that the Liabilities as set forth and defined in the Continuing Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the First Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the First Amendment, and (iv) ratifying and affirming all terms and provisions of the Continuing Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the First Amendment.

                  Guarantor agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                  IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of This 30 day of December , 1998.

                                  ROCKFORD JAPAN CORPORATION, a Japanese\
                                  corporation


                                  By:    /s/
                                      -----------------------------------------
                                  Name:   James M. Thomson
                                       ----------------------------------------
                                  Title:    Vice President-Finance & CFO
                                       ----------------------------------------

                              CONSENT OF GUARANTOR

                  The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Amendment No. I to Loan and Security Agreement (the "First Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Continuing Guaranty Agreement executed by Guarantor in favor of Lender, (iii) evidencing Guarantor's agreement that the Liabilities as set forth and defined in the Continuing Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the First Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the First Amendment, and (iv) ratifying and affirming all terms and provisions of the Continuing Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the First Amendment.

                  Guarantor agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                  IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of This 30 day of December , 1998.

                                  ROCKFORD SINGAPORE CORPORATION, an Arizona corporation


                                  By:    /s/
                                     ------------------------------------------
                                  Name:   James M. Thomson
                                       ----------------------------------------
                                  Title:    Vice President-Finance & CFO
                                        ---------------------------------------